UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2008

EQUISTAR CHEMICALS, LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-76473 (Commission File Number)	76-0550481 (I.R.S. Employer Identification No.)
1221 McKinney Street, Suite 700, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)
(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01                      Entry into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Amendment to Senior Secured Credit Agreement

 Effective April 30, 2008, the Credit Agreement, dated as of December 20, 2007 (the “Credit Agreement”), by and among LyondellBasell Industries AF S.C.A, Lyondell Chemical Company (“Lyondell”), as the U.S. borrower, Basell Holdings B.V., Basell Finance Company B.V., Basell Germany Holdings GmbH, and certain subsidiary guarantors, including Equistar Chemicals, LP (“Equistar”), party thereto from time to time, and Citibank, N.A., as Primary Administrative Agent, U.S. Swing Line Lender and Collateral Agent, Citibank International plc, as European Administrative Agent, Citibank, N.A., London Branch, as European Swing Line Lender, ABN AMRO Bank, N.V., as Letter of Credit Issuer, the other lenders party thereto, and Goldman Sachs Credit Partners, L.P., as Syndication Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Co-Syndication Agent, ABN AMRO Incorporated and UBS Securities LLC, as Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Transaction Coordinator and Citigroup Global Markets Inc., Goldman Sachs Credit Partners, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated and UBS Securities LLC as Joint Lead Arrangers and Joint Bookrunners, was amended and restated.  The amendments (1) establish a LIBOR floor of 3.25% on the U.S. Tranche B Dollar Term Loan, (2) convert each of the U.S. Tranche B Dollar Term Loan and the German Tranche B Euro Term Loan into three separate tranches, some of which tranches are subject to a prepayment penalty, (3) increase interest rates and fee rates by 0.5%, (4) modify certain debt covenants, including  increasing the debt basket, eliminating an interest rate hedging requirement, and adding a covenant prohibiting any reduction of aggregate commitments under the $750,000,000 Access Group Revolving Credit Facility before its initial maturity, (5) amend the calculation of Consolidated EBITDA to reflect adjustments for 2007 FIFO accounting, and (6) make other changes, including technical and typographical corrections. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Senior Secured Credit Agreement, which is filed as Exhibit 4.2 to this report and is incorporated by reference herein.

Amendment to Asset-Based Inventory Credit Agreement

Effective April 30, 2008, the Credit Agreement, dated as of December 20, 2007 (the “ABF Inventory Facility”) by and among Lyondell, Houston Refining LP, Equistar, Basell USA Inc., and Citibank, N.A., as Administrative Agent, Co-Collateral Agent and Fronting Bank, and Citigroup Global Markets Inc., Goldman Sachs Credit Partners, L.P., Merrill Lynch Capital Corporation, ABN AMRO Incorporated, and UBS Securities LLC as Joint Lead Arrangers and Joint Bookrunners, Goldman Sachs Credit Partners, L.P., as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Transaction Coordinator, was amended.  Concurrent with the amendment, (1) the ABF Inventory Facility commitments were increased by $600,000,000 to $1,600,000,000 pursuant to the exercise of the accordion provision and (2) Lyondell became a lien grantor and added the following as collateral: (i) a first priority pledge of all equity interests owned by Lyondell in, and all indebtedness owed to it by, LyondellBasell Receivables I, LLC (the seller under the asset-based receivables facility), and (ii) a first priority security interest in all accounts, inventory and related assets owned by Lyondell, subject to customary exceptions for transactions of this type.  The amendments (1) increase the aggregate amount of commitments that may be added pursuant to the accordion feature, (2) modify the debt basket covenant to conform to the amendment to the Senior Secured Credit Agreement, and (3) make other changes, including technical and typographical corrections. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 1 to Senior Secured Inventory-Based Credit Agreement, which is filed as Exhibit 4.5(a) to this report and is incorporated by reference herein.

Amendment to Interim Loan

 Effective April 30, 2008, the Bridge Loan Agreement, dated as of December 20, 2007 (the “Interim Loan”), by and among LyondellBasell Finance Company, as borrower, LyondellBasell Industries AF S.C.A, Lyondell, as a guarantor, certain other guarantors party thereto, and Merrill Lynch Capital Corporation, as Administrative Agent, Citibank, N.A., as Collateral Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Credit Partners, L.P., Citigroup Global Markets Inc., ABN AMRO Incorporated, and UBS Securities LLC as Joint Lead Arrangers and Bookrunners and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Transaction Coordinator, was amended and restated.  Equistar is a guarantor under the Interim Loan.  The amendments (1) amend the calculation of Consolidated EBITDA to reflect adjustments for 2007 FIFO accounting and (2) make other changes, including technical and typographical corrections.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Interim Loan Credit Agreement, which is filed as Exhibit 4.3 to this report and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits
4.2	Amended and Restated Senior Secured Credit Agreement Dated as of April 30, 2008 (incorporated by reference to Exhibit 4.2 of Lyondell’s Current Report on Form 8-K filed on May 6, 2008)
4.3	Amended and Restated Bridge (Interim) Loan Credit Agreement Dated as of April 30, 2008 (incorporated by reference to Exhibit 4.3 of Lyondell’s Current Report on Form 8-K filed on May 6, 2008)
4.5(a)
Amendment No. 1 to Senior Secured Inventory-Based Credit Agreement Dated as of April 30, 2008 (incorporated by reference to Exhibit 4.5(a) of Lyondell’s Current Report on Form 8-K filed on May 6, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUISTAR CHEMICALS, LP

By: /s/ Gerald A. O'Brien
Name:    Gerald A. O'Brien
Title:      Vice President, General Counsel and Secretary

Date:    May 6, 2008